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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-80921) and Form S-3 (No. 333-79671) of Bio-Plexus, Inc. of our report dated March 30, 2001 appearing on page F-2 of the Annual Report in Form 10-K filed with the Securities and Exchange Commission on July 16, 2001.

Mahoney Sabol & Company, LLP

Hartford, Connecticut
July 13, 2001